EXHIBIT 10.146
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                 AMENDMENT TO JOINDER AND FORBEARANCE AGREEMENT

         This Amendment to Joinder and Forbearance Agreement (the "Amendment") is made and dated as of this 31st day of October, 2000, by and among DISPLAY TECHNOLOGIES, INC., a Nevada corporation ("Display"), AD ART ELECTRONIC SIGN CORPORATION, a Florida corporation ("Ad Art"), CERTIFIED MAINTENANCE SERVICE, INC., a Florida corporation, DON BELL INDUSTRIES, INC., a Florida corporation ("Don Bell"), J.M. STEWART MANUFACTURING, INC., a Florida corporation, LA-MAN CORPORATION, a Nevada corporation ("La-Man"), J.M. STEWART CORPORATION, a Florida corporation, J.M. STEWART INDUSTRIES, INC., a Florida corporation, VISION TRUST MARKETING, INC., a Florida corporation, LOCKWOOD SIGN GROUP, INC., a Florida corporation ("Lockwood") (collectively, the foregoing entities shall be referred to as the "Original Borrowers"), HAMILTON DIGITAL DESIGNS, LTD., an Ontario (Canada) corporation ("Hamilton" and, together with the Original Borrowers, the "Borrowers"), and SOUTHTRUST BANK, a bank chartered under the laws of the State of Alabama and formerly doing business as SouthTrust Bank, National Association ("SouthTrust" or the "Bank"), and amends that certain Joinder and Forbearance Agreement dated as of September 26, 2000 by and among the Borrowers and the Bank (the "Forbearance Agreement").


                              W I T N E S S E T H:
                          ----------------------------

         A. Pursuant to that Loan and Security Agreement dated as of June 2, 1999, as amended by Amendment No. 1 to Loan and Security Agreement dated March 3, 2000 by and among the Bank and the Original Borrowers and by the Forbearance Agreement (as amended, the "Loan Agreement"), the Bank extended the following credit facilities to the Borrowers:

               1. A revolving loan in the maximum principal amount of $23,000,000.00 (the "Revolving Loan"), evidenced by that certain Amended and Restated Revolving Loan Promissory Note dated March 3, 2000 in the maximum principal amount of $23,000,000.00 made by the Original Borrowers to the order to SouthTrust (the "Revolving Note"). The Revolving Loan originally was limited to the maximum principal amount of $10,000,000.00 pursuant to that certain Loan and Security Agreement by and between Display Technologies, as Borrower, and SouthTrust, dated as of June 2, 1999 and that certain Revolving Loan Promissory Note dated June 2, 1999 in principal amount of $10,000,000, but was subsequently increased in March 2000 to a maximum principal amount of $23,000,000.00 pursuant to the Amendment;

               2. A term loan in the original principal amount of $1,000,000.00 (the "Term Loan"), evidenced by that certain Term Promissory Note dated June 2, 1999 in the original principal amount of $1,000,000.00 made by Borrowers to the order of SouthTrust (the "Term Note");


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               3.   Irrevocable Letter of Credit # SB-1326 in amount of up to
         $2,500,000.00 dated August 1, 1997 issued by SouthTrust for the account of the Original Borrowers (the "1997 Letter of Credit"), securing $2,500,000.00 of Display's Variable/Fixed Rate Credit Enhanced Notes (the "1997 Demand Notes") issued pursuant to that certain Trust Indenture dated as of August 1, 1997; and

               4. Irrevocable Letter of Credit # SB2128 in amount of up to $2,546,028.00 dated June 17, 1999 issued by SouthTrust for the account of the Original Borrowers (the "1999 Letter of Credit"), securing $2,500,000 of Display's Variable/Fixed Rate Credit Enhanced Notes (the "1999 Demand Notes") issued pursuant to that certain Trust Indenture dated as of June 2, 1999 (collectively, the "Loans").

         B. As more particularly set forth in the Forbearance Agreement, certain Events of Default had occurred under the Loan Agreement prior to the execution and delivery of the Forbearance Agreement.

         C. As a result of the Events of Default under the Loan Agreement, the Bank had no obligation under the Loan Agreement to make any further advances on the Revolving Note and had the right to declare the unpaid balance of the Loans to be forthwith due and payable and to exercise such other rights and remedies available to the Bank under the Loan Documents and applicable law.

         D. At the request of the Borrowers, the Bank agreed to and did enter into the Forbearance Agreement, pursuant to which the Bank agreed until no later than October 31, 2000, to, among other things, forbear from exercising its rights and remedies under the Loan Documents, and provide the Borrowers with additional revolving credit availability.

         E. The Borrowers have asked the Bank to amend the Forbearance Agreement to extend the Forbearance Period and to continue for a limited period of time to provide the Borrowers with additional revolving credit availability.

         NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1.    DEFINITIONS.

               a. Capitalized terms used but not defined herein shall have the same meanings assigned to such terms in the Forbearance Agreement.


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               b.   The term "Loan Documents" as used herein and in the
Forbearance Agreement is hereby amended to specifically include, without limitation, the Forbearance Agreement, the Forbearance Documents, this Amendment, and any and all documents executed in connection with this Amendment.

               c. The term "Collateral" as used herein and in the Forbearance Agreement is hereby amended to specifically include, without limitation, the Additional Collateral.

         2. ACKNOWLEDGMENTS BY BORROWERS. Each of the Borrowers acknowledges and agrees as follows:

               A.   ACKNOWLEDGMENT OF DEFAULT AND ENTITLEMENT TO PAYMENT. That
(i) on and as of the date hereof, each of the Term Loan and the Revolving Loan is and remains in default; (ii) on and as of the date hereof, the Bank has the right to make demand upon each of the Borrowers for the payment in full of the Term Loan and the Revolving Loan, and that such demand for payment would be proper in all respects; and (iii) the Borrowers each waive any and all further notice, presentment, notice of dishonor or demand with respect to the indebtedness evidenced by the Loan Documents;

               B. ACKNOWLEDGMENT OF INDEBTEDNESS TO SOUTHTRUST. That, as of October 30, 2000, (i) the Borrowers are indebted, jointly and severally, to the Bank under the Revolving Loan in the principal amount of $14,099,974.33, for accrued interest in the amount of $125,007.93, and for legal fees and other costs and expenses due under the Loan Documents relating to the Revolving Loan;
(ii) the Borrowers are indebted, jointly and severally, to the Bank under the Term Loan in the principal amount of $540,249.00, for accrued interest in the amount of $5,004.81, and for legal fees and other costs and expenses due under the Loan Documents relating to the Term Loan; (iii) on and as of the date hereof, all of the foregoing amounts remain outstanding and unpaid; (iv) on and as of the date hereof, none of the Borrowers has any claim or counterclaim of any kind or nature against the Bank, relating to the Loans or otherwise; and (v) on and as of the date hereof, all such amounts are due and payable in full, without offset, deduction or counterclaim of any kind or character whatsoever, but are subject to increase as a result of any and all interest, fees and other charges which are or shall become due and payable to the Bank under the Loan Documents;

               C. ACKNOWLEDGMENT OF INDEBTEDNESS DUE UNDER THE DEMAND NOTES. That, as of October 30, 2000, (i) the outstanding principal indebtedness due under the 1997 Demand Notes is $2,270,000.00, along with interest accrued at the contract rate from September 1, 2000 until the date hereof; (ii) the outstanding principal indebtedness due under the 1999 Demand Notes is $2,275,000, along with interest accrued at the contract rate from September 1, 2000 until the date hereof; (iii) the Borrowers are current on all payments of interest due under the 1997 Demand Notes and the 1999 Demand Notes; and (iv) to the extent any draws are made against the 1997 Letter of Credit or the 1999 Letter of Credit (together, the "Letters of Credit") and the Bank is required to fund such Letters of Credit, the Borrowers are liable, jointly and severally, to reimburse the Bank for all such amounts and all other fees and expenses due under the Loan Documents;

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               D.   ACKNOWLEDGMENT THAT LIABILITIES CONTINUE IN FULL FORCE AND
EFFECT. That the Loan Documents and all other respective liabilities and obligations of the Borrowers to the Bank under the Loan Documents shall, except as expressly modified herein during the Forbearance Period (as hereinafter defined), remain in full force and effect, and shall not be released, impaired, diminished or in any other way modified or amended as a result of the execution and delivery of this Agreement or by the agreements and undertakings of the parties contained herein;

               E. ACKNOWLEDGMENT OF LIENS ON COLLATERAL. That the Bank's security interests in and liens on Collateral, and any and all rents and proceeds therefrom, are and shall remain in full force and effect as security for all the indebtedness evidenced by the Loan Documents, and the same is hereby ratified and confirmed by the Borrowers in all respects;

               F. ACKNOWLEDGMENT OF CROSS-DEFAULT OF LOANS. That (i) each of the Loans is and shall be cross-defaulted with the other Loans such that the occurrence of a default or Event of Default under any of the Loans is and shall be a default and Event of Default under all of the Loans and (ii) each of the Loans is and shall be cross-collateralized, such that any Collateral (other than the Display Mortgaged Property which secures the repayment of only the Term
Loan) securing any of such Loans shall secure the repayment of all of such Loans and such that the Bank shall have no obligation to release its liens on any of its collateral securing such Loans unless and until each of these Loans has been paid or otherwise satisfied in full;

               G. ACKNOWLEDGMENT OF NO COMMITMENT TO LEND. That, except as specifically provided in this Amendment, nothing contained in this Amendment does or shall, at any time, require Bank to make any further loans or other extensions of credit to any of the Borrowers;

               H. ACKNOWLEDGMENT OF LIABILITY FOR LEGAL FEES AND COLLECTION COSTS. That, without limitation of the foregoing, the Borrowers are liable, jointly and severally, for all of the Bank's reasonable attorneys' fees and expenses and collection costs incurred in connection with the Loans through the date of this Amendment and are liable for all of the Bank's attorneys' fees and expenses and collection costs incurred after the date hereof; and

               I. ACKNOWLEDGMENT OF BANK'S RIGHT TO ACCRUE AND COLLECT INTEREST AT THE DEFAULT RATE. That, as a result of the Pre-July Events of Default and the Continuing Events of Default, the Bank has the right under the Loan Agreement, the other Loan Documents and applicable law to accrue and collect interest on the unpaid principal balance of the Loans at the Default Rate provided for under the Loan Agreement.

         3. REAFFIRMATION OF REPRESENTATIONS, WARRANTIES AND COVENANTS. Each of the Borrowers hereby ratifies and reaffirms each of its representations and warranties made to the Bank in the Loan Agreement and each of the other Loan Documents, except for those representations and warranties described on Schedules 1 and 2 to the Forbearance Agreement, and avers that such representations and warranties remain true and correct as of the date of this Amendment. Each of the Borrowers further ratifies and reaffirms each of its covenants made in the Loan Documents and


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in the Forbearance Agreement, except for those covenants described on Schedules
1 and 2 to the Forbearance Agreement, and further ratifies and reaffirms its obligation and agreement to perform such covenants for the benefit of the Bank.

         4. FORBEARANCE BY BANK. Section 5.a of the Forbearance Agreement entitled Forbearance Period is hereby deleted in its entirety and replaced with the following:

                    "A. FORBEARANCE PERIOD. At the request of the Borrowers, and upon the terms and conditions set forth herein, Bank agrees to forbear from pursuing collection of the indebtedness due under the Loan Documents as a result of the defaults and the Continuing Events of Default existing under the Loan Documents, as of the date of this Agreement until the earliest to occur of the following times: (i) 2:00 p.m., central time, on January 15, 2001, (ii) the time at which any of the Borrowers fails to comply in any respect with any of the covenants to Bank set forth in this Agreement or the Borrowers' breach of any of the representations made herein; or (iii) the occurrence of any Event of Default under any of the Loan Documents (other than the continuation of the Continuing Events of Default described in the Forbearance Agreement) (the period beginning on the date of this Agreement and terminating on the earliest of such dates being hereinafter referred to as the "Forbearance Period")."

         5.    ADVANCES ON THE REVOLVING LOAN DURING THE FORBEARANCE PERIOD.
Section 7.a of the Forbearance Agreement entitled "Maximum Amount of Advances under Revolving Loan" is hereby deleted in its entirety and replaced with the following:

                    "A. MAXIMUM AMOUNT OF ADVANCES UNDER REVOLVING LOAN. During the Forbearance Period, and subject to the satisfaction of each of the conditions set forth in Section 12 below, the Bank shall continue to make advances to the Borrowers under the Revolving Loan in accordance with the terms of the Loan Agreement and the other Loan Documents; provided, however, that during the Forbearance Period, the term "Aggregate Loan Values", as used in the Loan Agreement, shall mean the lesser of (a) Twenty-Three Million and No/100 Dollars (U.S. $23,000,000.00) or (b) the sum of (i) the Loan Value of Accounts, plus
         (ii) the Loan Value of Inventory, plus (iii) (A) Three Million and No/100 Dollars (U.S. $3,000,000.00) during the period commencing on November 1, 2000 and ending on November 30, 2000, (B) Two Million Seven Hundred Thousand and No/100 Dollars (U.S. $2,700,000.00) during the period commencing on December 1, 2000 and ending on December 31, 2000, or (C) Two Million Four Hundred Thousand and No/100 Dollars (U.S. $2,400,000.00) during the period commencing on January 1, 2001 and ending on January 15, 2001. Except as specifically provided in Section 7.b below, the Borrowers' ability to obtain advances and overadvances on the Revolving Loan during the Agreement shall remain subject to all other conditions and restrictions set forth in the Loan Agreement."


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         6.    PAYMENT OF LOAN RESTRUCTURING FEE. To induce the Bank to enter into the Amendment, the Borrowers shall, upon the execution and delivery of the Amendment, pay in cash to the Bank a loan restructuring fee in the amount of Fifty Thousand and No/100 Dollars (U.S. $50,000.00).

         7. PAYOFF OF LOANS. The Borrowers, and each of them, covenant and agree that the Borrowers shall pay off the Loans and all other Obligations due under the Loan Agreement by the end of the Forbearance Period, or by the end of any extension thereof. If and only if the Borrowers fully pay to the Bank all of the Obligations due under the Loan Agreement by the end of the Forbearance Period, or by the end of any extension thereof, the Bank shall waive, and the Borrowers shall not be liable for the payment of, the termination fees due to the Bank pursuant to Section 2.7 of the Loan Agreement. If, however, the Borrowers do not fully pay to the Bank all of the Obligations due under the Loan Agreement (other than the termination fee due under Section 2.7 of the Loan Agreement) by the end of the Forbearance Period, or by the end of any extension thereof, then (a) the Borrowers shall remain fully liable to the Bank for the payment and performance of any and all fees, charges and other Obligations due under the Loan Documents, including, without limitation, the termination fees due under Section 2.7 of the Loan Agreement, and (b) the Borrowers shall pay in cash to Bank, on the last day of the Forbearance Period or any extension thereof, a non- payment fee in the amount of Two Hundred Fifty Thousand and No/100 Dollars (U.S. $250,000.00) (the "Non-Payment Fee").

         8. UPDATED CASH FLOW FORECAST. During the Forbearance Period, each Borrower will operate its business with respect to cash disbursements within the revised cash flow forecasts prepared by Borrowers attached hereto as Exhibit A (the "Revised Cash Flow Forecasts").

         9. PAYMENT OF LEGAL FEES. Upon the Borrowers' execution and delivery of this Amendment, and monthly thereafter, the Borrowers shall pay all of the fees and expenses (including, without limitation, reasonable attorneys' fees) incurred by the Bank and the Participant in connection with this Amendment, the other Loan Documents, the Loans, and the transactions described herein and therein. The Borrowers shall reimburse the Bank and the Participant, respectively, within five (5) business days of the Bank or the Participant, as the case may be, sending to the Borrowers its written request for payment of such fees and expenses. If timely reimbursement is not made by the Borrowers, then the Bank shall have the right to draw funds from the Revolving Loan in amounts sufficient to pay such fees and expenses.1

         10. PERFECTION OF LIENS ON HAMILTON COLLATERAL. The Borrowers acknowledge and agree that, notwithstanding Section 8.b of the Forbearance Agreement, or any other provision of the Loan Documents, the Bank may immediately take any and all action necessary or appropriate to perfect its liens, mortgages, security interests, pledges and assignments with respect to the Collateral owned or held by Hamilton.

         11. USE OF REVOLVING LOAN PROCEEDS. The Borrowers covenant and agree that they shall use the proceeds of any and all advances and overadvances made by Bank on the Revolving Loan

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during the Agreement solely and strictly as provided in the Revised Cash Flow
Forecasts attached hereto as Exhibit A.

         12. NO WAIVER OF CONTINUING EVENTS OF DEFAULT. Notwithstanding anything to the contrary herein, nothing in this Amendment or in any other document or instrument executed in connection herewith, is intended, or shall be deemed, to constitute a waiver of any of the Continuing Events of Default described on Schedule 2 to the Forbearance Agreement or the occurrence of any other Event of Default under the Loan Agreement.

         13. CONSENT TO RELIEF FROM STAY. EACH OF THE BORROWERS HEREBY AGREES THAT, IN CONSIDERATION OF THE RECITALS, WAIVERS, AND MUTUAL COVENANTS CONTAINED HEREIN, AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, INCLUDING THE FORBEARANCE OF BANK FROM EXERCISING ITS RIGHTS AND REMEDIES OTHERWISE AVAILABLE TO IT UNDER THE LOAN DOCUMENTS, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, IN THE EVENT ANY OF THE BORROWERS (BY ITS OWN ACTION, OR THE ACTION OF ANY OTHER PERSONS) SHALL, ON OR BEFORE THE DATE BANK IS PAID IN FULL ON THE INDEBTEDNESS AS EVIDENCED BY THE LOAN DOCUMENTS, (A) FILE WITH A BANKRUPTCY COURT OF COMPETENT JURISDICTION OR BE THE SUBJECT OF ANY PETITION FOR RELIEF UNDER TITLE 11 OF THE U.S. CODE (THE "BANKRUPTCY CODE"), AS AMENDED, OR ANY OTHERWISE APPLICABLE LAW OF ANY JURISDICTION, (B) BE THE SUBJECT OF ANY ORDER FOR RELIEF ISSUED UNDER THE BANKRUPTCY CODE, (C) FILE OR BE THE SUBJECT OF ANY PETITION SEEKING ANY REORGANIZATION, ARRANGEMENT, COMPOSITION, READJUSTMENT, LIQUIDATION, DISSOLUTION, OR SIMILAR RELIEF UNDER ANY PRESENT OR FUTURE FEDERAL OR STATE ACT OR LAW RELATING TO BANKRUPTCY, INSOLVENCY, OR OTHER RELIEF FOR DEBTORS, (D) HAVE SOUGHT OR CONSENTED TO OR ACQUIESCED IN THE APPOINTMENT OF ANY TRUSTEE, RECEIVER, CONSERVATOR, LIQUIDATOR, (E) BE THE SUBJECT OF ANY ORDER, JUDGMENT OR DECREE ENTERED BY ANY COURT OR COMPETENT JURISDICTION APPROVING A PETITION FILED AGAINST SUCH PARTY FOR ANY REORGANIZATION, ARRANGEMENT, COMPOSITION, READJUSTMENT, LIQUIDATION, DISSOLUTION, OR SIMILAR RELIEF UNDER ANY PRESENT OR FUTURE FEDERAL OR STATE ACT OR LAW RELATING TO BANKRUPTCY, INSOLVENCY, OR RELIEF FOR DEBTORS, THE BANK SHALL THEREUPON BE ENTITLED TO RELIEF FROM ANY AUTOMATIC STAY IMPOSED BY SECTION 362 OF BANKRUPTCY CODE, OR OTHERWISE, ON OR AGAINST THE EXERCISE OF THE RIGHTS AND REMEDIES OTHERWISE AVAILABLE TO THE BANK AS PROVIDED IN THE LOAN DOCUMENTS, AS HEREBY AMENDED, AND AS OTHERWISE PROVIDED BY LAW, INCLUDING, WITHOUT LIMITATION, ITS RIGHT TO FORECLOSE UPON AND REPOSSESS THE COLLATERAL. EACH OF THE BORROWERS HEREBY WAIVES THE BENEFITS OF SUCH AUTOMATIC STAY AND CONSENTS AND AGREES TO RAISE NO OBJECTION TO ANY REQUEST MADE BY THE BANK FOR SUCH RELIEF.

         14. RELEASE. EACH OF THE BORROWERS HEREBY RELEASES, ACQUITS, AND FOREVER DISCHARGES THE BANK, AND EACH AND EVERY PAST AND PRESENT SUBSIDIARY, AFFILIATE, STOCKHOLDER, OFFICER, DIRECTOR, AGENT, SERVANT, EMPLOYEE, REPRESENTATIVE, AND ATTORNEY OF THE BANK, AND FURTHER RELEASES, ACQUITS AND FOREVER DISCHARGES THE BANK'S PARTICIPANT IN THE REVOLVING LOAN, THE BANKER'S BANK (THE "PARTICIPANT"), AND EACH AND EVERY PAST AND PRESENT SUBSIDIARY, AFFILIATE, STOCKHOLDER, OFFICER, DIRECTOR, AGENT, SERVANT, EMPLOYEE, REPRESENTATIVE, AND ATTORNEY OF THE PARTICIPANT (COLLECTIVELY, THE "RELEASED PARTIES"), OF AND FROM ANY AND ALL CLAIMS, ACTIONS, CAUSES OF ACTION, SUITS, DAMAGES, DEBTS, LIENS, OBLIGATIONS, LIABILITIES, JUDGMENTS, EXECUTIONS


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DEMANDS, LOSSES, COSTS AND EXPENSES (INCLUDING ATTORNEYS' FEES) OF ANY KIND,
CHARACTER, OR NATURE WHATSOEVER, KNOWN OR UNKNOWN, DIRECT OR INDIRECT, FIXED OR CONTINGENT, AT LAW OR IN EQUITY, WHETHER HERETOFORE OR HEREAFTER ARISING, FOR OR BECAUSE OF ANY MATTER OR THINGS DONE, OMITTED OR SUFFERED TO BE DONE BY ANY OF THE RELEASED PARTIES, ON OR PRIOR TO THE DATE OF THIS AMENDMENT, OR IN ANY WAY DIRECTLY OR INDIRECTLY ARISING OUT OF OR ANY WAY RELATED TO THIS AMENDMENT, ANY OF THE LOAN DOCUMENTS, ANY INSTRUMENT EXECUTED ON OR PRIOR TO THE DATE OF THIS AMENDMENT, OR ANY OF THE LOANS, INCLUDING, WITHOUT LIMITATION, ANY CLAIMS, LIABILITIES OR OBLIGATIONS ARISING WITH RESPECT TO SETTLEMENT OR RESTRUCTURING NEGOTIATIONS (ALL OF THE FOREGOING SHALL BE REFERRED TO HEREINAFTER AS THE "RELEASED MATTERS"). EACH OF THE BORROWERS REPRESENTS AND WARRANTS TO THE BANK THAT IT HAS NOT TRANSFERRED, ASSIGNED OR OTHERWISE CONVEYED, OR PURPORTED TO TRANSFER, ASSIGN OR OTHERWISE CONVEY, ANY RIGHT, TITLE OR INTEREST OF THE BORROWERS IN ANY RELEASED MATTER TO ANY OTHER PERSON AND THAT THE FOREGOING CONSTITUTES A FULL AND COMPLETE RELEASE OF ALL RELEASED MATTERS. THE PROVISIONS OF THIS SECTION SHALL BE BINDING UPON EACH OF THE BORROWERS, AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, AND SHALL INURE TO THE BENEFIT OF BANK, THE PARTICIPANT, AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

         15.   MISCELLANEOUS.

               A. SCOPE OF AGREEMENT. Except as expressly modified by this Amendment, the provisions of the Forbearance Agreement and the Loan Documents shall remain in full force and effect. Nothing contained in Amendment shall be construed to impair the security of the Bank under the Forbearance Agreement, the Loan Agreement and other Loan Documents, nor affect or impair any rights or powers that the Bank may have under the Forbearance Agreement, the Loan Agreement and other Loan Documents in case of the Borrowers' nonperformance of the terms, provisions and covenants contained in this Amendment or in the case of the occurrence of an Event of Default other than the Continuing Events of Default specified in the recitals to this Amendment. All agreements of and undertakings by the Borrowers pursuant to this Amendment are intended to be cumulative with any other agreements or undertakings by the Borrowers under the Forbearance Agreement, the Loan Agreement and other Loan Documents and are not intended to limit the generality of any such agreement or undertaking. Each of the Borrowers hereby ratifies and confirms the validity and effectiveness of the Forbearance Agreement, the Loan Agreement and other Loan Documents as modified by this Amendment. This Amendment constitutes the entire agreement of the parties and may only be amended pursuant to a writing signed by all of the parties hereto.

               B. NO WAIVER. This Amendment is not intended to operate as, and shall not be construed as, a waiver of any Continuing Event of Default or other Event of Default, whether known to Bank or unknown, as to which all rights of Bank shall remain reserved.

               C. GOVERNING LAW. This Amendment shall be governed by, and shall be construed in accordance with, the laws of the State of Florida, without regard to principles governing conflicts of law, and all applicable laws of the United States of America.

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               D.   WAIVER OF RIGHT TO JURY TRIAL. THE PARTIES DESIRE TO AVOID
THE ADDITIONAL TIME AND EXPENSE RELATED TO A JURY TRIAL OF ANY DISPUTES BASED UPON, ARISING UNDER OR ANY WAY DIRECTLY OR INDIRECTLY RELATING TO THIS AMENDMENT, ANY OF THE LOAN DOCUMENTS, OR ANY OF THE DISCUSSIONS OR NEGOTIATIONS LEADING UP TO THIS AMENDMENT AND THE LOAN DOCUMENTS, OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT OR THE LOAN DOCUMENTS. ACCORDINGLY, THE BANK AND THE BORROWERS, AND EACH OF THEM, HEREBY IRREVOCABLY WAIVE THEIR RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR IN ANY WAY DIRECTLY OR INDIRECTLY RELATED TO (I) ANY OF THE LOAN DOCUMENTS, (II) THIS AMENDMENT, (III) ANY OF THE LOANS, (IV) ANY OF THE COLLATERAL, (V) ANY OF THE NEGOTIATIONS AND DISCUSSIONS REGARDING THIS AMENDMENT, THE LOAN DOCUMENTS, THE LOANS, OR THE COLLATERAL, (VI) ANY OF THE TRANSACTIONS CONTEMPLATED IN THIS AMENDMENT OR IN ANY OF THE LOAN DOCUMENTS, OR (VII) ANY ACTION TAKEN BY THE BANK TO COLLECT UPON THE LOANS OR TO EXERCISE ITS RIGHTS IN AND TO ANY OF THE COLLATERAL. IN FURTHERANCE OF THE FOREGOING, THE BANK AND THE BORROWERS, AND EACH OF THEM, IRREVOCABLY CONSENT TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE JUDGE OF A COURT OF COMPETENT JURISDICTION. THE BANK AND THE BORROWERS, AND EACH OF THEM, ACKNOWLEDGE AND AGREE THAT THIS WAIVER IS KNOWINGLY, FREELY AND VOLUNTARILY GIVEN, IS MADE AFTER EACH OF THEM HAS BEEN GIVEN ADEQUATE OPPORTUNITY TO CONSULT WITH THEIR OWN COUNSEL ABOUT THE MEANING AND CONSEQUENCES OF THIS WAIVER, AND IS IN THE BEST INTERESTS OF EACH PARTY.

               E. COUNTERPARTS. This Amendment may be executed in multiple counterparts, each of which shall be an original and all of which, taken together, shall constitute but one and the same agreement among the parties.

               F. BINDING NATURE. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

               G. CAPTIONS. The captions to the sections and paragraphs of this Amendment are for the convenience of the parties only, and are not a part of this Amendment.

               H. TIME OF THE ESSENCE. Time is of the essence under this Amendment.

               I. NO RELEASE OF BORROWERS. Nothing herein is, or shall be construed as, a release of any of the Borrowers' Obligations and liabilities to the Bank under the Loan Documents or of any of the Collateral securing the Borrowers' obligations to the Bank.

               I. FURTHER DOCUMENTS. Each of the Borrowers agrees to execute and deliver, or cause to be executed and delivered, to Bank from time to time such additional confirmatory or supplementary agreements, notices or other documents, instruments or agreements as Bank may, in its sole discretion, request which are in Bank's judgment necessary or desirable to obtain for Bank the benefit of this Amendment.

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               J.   INTERPRETATION. This Amendment shall be construed to
liberally effectuate the rights and remedies of the parties hereto as expressed herein, and neither such principle of interpretation nor the express language of this Amendment shall be impaired or adversely affected by any instruments and documents executed in connection herewith. The deletion of any provision from a prior draft of this Amendment shall not and shall not be deemed to constitute (and shall not be used as) evidence of any fact or interpretation, since the parties may disagree as to the meaning and effect of such a deletion, as no prior draft of this Amendment shall be admissible as evidence of the meaning of this Amendment. Should any provision of this Amendment or any of the other Loan Documents require judicial interpretation, it is agreed that a court interpreting or construing same shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be construed more strictly against the party who itself or through its agent prepared the same, it being agreed that all parties hereto have participated in the preparation hereof and of the other Loan Documents.

               K. NO COURSE OF CONDUCT. At no time shall the prior or subsequent course of conduct by any of the Borrowers or the Bank directly or indirectly limit, impair or otherwise adversely affect any of the parties' rights or remedies in connection with this or any of the instruments and documents executed in connection herewith, since the parties hereto agree that this Amendment shall only be amended by written instruments executed by the parties, as provided herein.

               L. NO THIRD PARTIES BENEFITTED. This Amendment is made and entered into for the protection and benefit of the parties hereto, the Participant, and their respective successors and assigns, and no other person or entity shall be a direct or indirect beneficiary of or have any direct or indirect cause of action or claim in connection with this Amendment or any of the other Loan Documents.

               M. NO FURTHER COMMITMENT. Without limiting the foregoing, each of the Borrowers expressly acknowledges that (i) the Bank has not made and is not making any commitment for, and that there is no understanding, explicit or implicit, relating to, or affecting, financing for any time beyond the end of the Forbearance Period, and (ii) the Bank has made no commitment with respect to, and there is no understanding, explicit or implicit, relating to or affecting the terms of any further restructure or workout of the Loans other than as expressly provided in the Forbearance Agreement, as amended by this Amendment.

               N. LIMITED RELATIONSHIPS. Neither Bank nor any representative of Bank at any time has agreed or consented to being an agent, principal, business associate or participant, joint venturer, partner or alter ego of any of the Borrowers or any of their affiliates, and no such relationship is contemplated. No person except employees of the Bank and the Bank's counsel has at any time been directly or indirectly authorized by the Bank to directly or indirectly represent, speak or act for or on behalf of the Bank with respect to any matter whatsoever related to, arising out of or connected with this Amendment or any other matter or contract.

               O. USURY. In no event shall this or any other provision herein or in the Loan Documents, permit the collection of any interest which would be usurious under the laws of the State of Florida. If any such interest in excess of the maximum rate allowable under applicable law has been collected, each of the Borrowers agrees that the amount of interest collected above the maximum rate permitted by applicable law, together with interest thereon at the rate required by applicable law, shall be refunded to the Borrowers, and each of the Borrowers agrees to accept such refund, or, at the Borrowers' option, such refund shall be applied as a principal payment hereunder.

               IN WITNESS WHEREOF, the parties have hereunto set their hands and seals effective as of the date first above written.


                                     DISPLAY TECHNOLOGIES, INC.


                                     -----------------------------------------
                                     By: J. William Brandner
                                     Its:  President / Chief Executive Officer

                                      AD ART ELECTRONIC SIGN CORPORATION


                                      ---------------------------------------
                                      By:   J. William Brandner
                                      Its:  Chairman




                                      CERTIFIED MAINTENANCE SERVICE, INC.


                                      ---------------------------------------
                                      By:   J. William Brandner
                                      Its:  Chairman




                                      DON BELL INDUSTRIES, INC.


                                      ---------------------------------------
                                      By:   J. William Brandner
                                      Its:  Chairman




                                      J.M. STEWART MANUFACTURING, INC.


                                      ---------------------------------------
                                      By:   J. William Brandner
                                      Its:  Chairman




                                      LA-MAN CORPORATION


                                      ---------------------------------------
                                      By:   J. William Brandner
                                      Its:  Chairman




                                      J.M. STEWART CORPORATION


                                      ---------------------------------------
                                      By:   J. William Brandner
                                      Its:  Vice-President

                                      J.M. STEWART INDUSTRIES, INC.


                                      ---------------------------------------
                                      By:   J. William Brandner
                                      Its:  Vice-President




                                      VISION TRUST MARKETING, INC.


                                      ---------------------------------------
                                      By:   J. William Brandner
                                      Its:  President




                                      LOCKWOOD SIGN GROUP, INC.


                                      ---------------------------------------
                                      By:   J. William Brandner
                                      Its:  Chairman




                                      HAMILTON DIGITAL DESIGNS, LTD.


                                      ---------------------------------------
                                      By:
                                            ---------------------------------
                                      Its:
                                            ---------------------------------




                                      SOUTHTRUST BANK


                                      ---------------------------------------
                                      By:
                                            ---------------------------------
                                      Its:
                                            ---------------------------------

STATE OF _____________       )
                             :
______________  COUNTY       )



         I, the undersigned, a notary public in and for said county in said state, hereby certify that J. William Brandner, whose name as President and Chief Executive Officer of Display Technologies, Inc., a Florida corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

         Given under my hand and official seal this___day of ________, 2000.



                                      ---------------------------------------
                                                    Notary Public


[NOTARIAL SEAL]                       My commission expires:
                                                            -----------------



STATE OF _____________       )
                             :
______________  COUNTY       )


         I, the undersigned, a notary public in and for said county in said state, hereby certify that J. William Brandner, whose name as Chairman of Ad Art Electronic Sign Corporation, a Florida corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

         Given under my hand and official seal this __ day of _________, 2000.



                                      ---------------------------------------
                                                    Notary Public


[NOTARIAL SEAL]                       My commission expires:
                                                            -----------------

STATE OF _____________       )
                             :
______________  COUNTY       )


         I, the undersigned, a notary public in and for said county in said state, hereby certify that J. William Brandner, whose name as Chairman of Certified Maintenance Service, Inc., a Florida corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

         Given under my hand and official seal this __ day of _________, 2000.



                                      ---------------------------------------
                                                    Notary Public


[NOTARIAL SEAL]                       My commission expires:
                                                            -----------------



STATE OF _____________       )
                             :
______________  COUNTY       )


         I, the undersigned, a notary public in and for said county in said state, hereby certify that J. William Brandner, whose name as Chairman of Don Bell Industries, Inc., a Florida corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

         Given under my hand and official seal this __ day of __________, 2000.



                                      ---------------------------------------
                                                    Notary Public


[NOTARIAL SEAL]                       My commission expires:
                                                            -----------------

STATE OF _____________       )
                             :
______________  COUNTY       )


         I, the undersigned, a notary public in and for said county in said state, hereby certify that J. William Brandner, whose name as Chairman of J.M. Stewart Manufacturing, Inc., a Florida corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

         Given under my hand and official seal this __ day of ___________, 2000.



                                      ---------------------------------------
                                                    Notary Public


[NOTARIAL SEAL]                       My commission expires:
                                                            -----------------



STATE OF _____________       )
                             :
______________  COUNTY       )


         I, the undersigned, a notary public in and for said county in said state, hereby certify that J. William Brandner, whose name as Chairman of La-Man Corporation, a Florida corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

         Given under my hand and official seal this __ day of ___________, 2000.



                                      ---------------------------------------
                                                    Notary Public


[NOTARIAL SEAL]                       My commission expires:
                                                            -----------------

STATE OF _____________       )
                             :
______________  COUNTY       )


         I, the undersigned, a notary public in and for said county in said state, hereby certify that J. William Brandner, whose name as Vice-President of J.M. Stewart Corporation, a Florida corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

         Given under my hand and official seal this __ day of __________, 2000.



                                      ---------------------------------------
                                                    Notary Public


[NOTARIAL SEAL]                       My commission expires:
                                                            -----------------



STATE OF _____________       )
                             :
______________  COUNTY       )


         I, the undersigned, a notary public in and for said county in said state, hereby certify that J. William Brandner, whose name as Vice-President of J.M. Stewart Industries, Inc., a Florida corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

         Given under my hand and official seal this __ day of ___________, 2000.



                                      ---------------------------------------
                                                    Notary Public


[NOTARIAL SEAL]                       My commission expires:
                                                            -----------------

STATE OF _____________       )
                             :
______________  COUNTY       )


         I, the undersigned, a notary public in and for said county in said state, hereby certify that J. William Brandner, whose name as President of Vision Trust Marketing, Inc., a Florida corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

         Given under my hand and official seal this __ day of __________, 2000.



                                      ---------------------------------------
                                                    Notary Public


[NOTARIAL SEAL]                       My commission expires:
                                                            -----------------



STATE OF _____________       )
                             :
______________  COUNTY       )


         I, the undersigned, a notary public in and for said county in said state, hereby certify that J. William Brandner, whose name as Chairman of Lockwood Sign Group, Inc., a Florida corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

         Given under my hand and official seal this __ day of ___________, 2000.



                                      ---------------------------------------
                                                    Notary Public


[NOTARIAL SEAL]                       My commission expires:
                                                            -----------------

STATE OF _____________       )
                             :
______________  COUNTY       )


         I, the undersigned, a notary public in and for said county in said state, hereby certify that J. William Brandner, whose name as ______________ of Hamilton Digital Designs, Ltd., a Florida corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

         Given under my hand and official seal this __ day of ___________, 2000.



                                      ---------------------------------------
                                                    Notary Public


[NOTARIAL SEAL]                       My commission expires:
                                                            -----------------



STATE OF _____________       )
                             :
______________  COUNTY       )


         I, the undersigned, a Notary Public in and for said County in said State, hereby certify that , whose name as of SOUTHTRUST BANK, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he as such officer, and with full authority, executed the same voluntarily for and as the act of said corporation.

         Given under my hand and seal of office this __ day of __________, 2000.




                                      ---------------------------------------
                                                    Notary Public


[NOTARIAL SEAL]                       My commission expires:
                                                            -----------------

                                    EXHIBIT A
                                    ---------



                           REVISED CASH FLOW FORECASTS